Management Presentation

May 2013

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 41 quarters (1)
  - $211mm EBITDA (2) LTM 1Q13
  - LTM Return on Capital 16.9% (2)
- Strong balance sheet
  - Rated BB- and Ba3 (3)
  - $432mm unrestricted cash (4)
  - $148mm debt
  - Debt/EBITDA 0.7x(2)
  - $22mm in share repurchase 1Q13
- Management owns >20%

Built to be different
Leisure customer
Small cities
Little competition
Low cost aircraft
Low frequency/variable capacity
Unbundled pricing
Closed distribution
Bundled packages
Highly profitable

(1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment
(2) See GAAP reconciliation and other calculations in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's
(4) Unrestricted cash includes investments in marketable securities as of Mar 31, 2013

allegiant™ Travel is our deal.

Nationwide footprint


Bellingham
Spokane
Pasco
Eugene
Medford
Kalispell
Great Falls
Missoula
Bozeman
Billings
Boise
Idaho Falls
Casper
Grand Forks
Minot
Bismarck
Fargo
Duluth
St. Cloud
Rapid City
Rochester
Appleton
Sioux Falls
Cedar Rapids
Grand Island
Des Moines
Moline
Peoria
Rockford
Gary
South Bend
Lansing
Grand Rapids
Niagara Falls
Elmira
Bangor
Plattsburgh
Scranton
Allentown
Harrisburg
Hagerstown
Youngstown
Toledo
Columbus
Fort Wayne
Huntington
Bloomington
Springfield
Owensboro
Belleville
Lexington
Roanoke
Newport News
Tri-Cities
Greensboro
Knoxville
Asheville
Chattanooga
Greenville/Spartanburg
Myrtle Beach
Stockton
Reno
Ogden
Oakland
Provo
Grand Junction
Colorado Springs
Wichita
Monterey
Fresno
Montrose
Santa Maria
Las Vegas
Los Angeles
Palm Springs
San Diego
Phoenix-Mesa
Bentonville
Little Rock
Shreveport
Honolulu
Maui
Laredo
McAllen
Orlando-Sanford
Tampa /St. Pete
Punta Gorda
Fort Lauderdale

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Based on current published schedule through October 29, 2013
203 routes, 61 operating aircraft
75 small cities, 14 leisure destinations

allegiant™ Travel is our deal.

Continuous growth



# of routes
# of aircraft
200
190
180
170
160
150
140
130
120
110
100
80
75
70
65
60
55
50
45
40
136
160
171
195
46
51
57
63
68
71
77
2009
2010
2011
2012
2013E
2014E
2015E
Routes
Aircraft

Above data represents values at end of period

allegiant™ Travel is our deal.

International service[1]

- Late 2013 / early 2014
- Small cities to Las Vegas / Orlando
- Destination markets – Cancun
- Automation - payment, taxes
- Bilingual capabilities - website, call center, inflight & stations
- Regulatory
- A319

1 – In planning stages. Implementation of service subject to various conditions which may not be achieved within projected time table, if at all.

allegiant
Travel is our deal.

Little competition

Uniquely built to profitably serve small city markets



Bellingham
Boise
Reno
Oakland
Las Vegas
Phoenix-Mesa
Honolulu
Maui
Des Moines
Wichita
Belleville
Grand Rapids
Lansing
Plattsburgh
Harrisburg
Columbus
Orlando
Fort Lauderdale



186
17
165
125
85
45
5
Routes w competition
Routes wo competition

Competitors – overlapping routes

Frontier – 1	Spirit – 1
Southwest – 9	US Airways - 3
Hawaiian – 2	Alaska – 3
Sun Country – 1	

Based on current published schedule through Oct 29, 2013

allegiant™ Travel is our deal.

Changing competitive landscape

- Mergers – rationalizing capacity
  - Southwest/AirTran – rationalize markets
    - Operate in 10 markets that they left, 4 of which began after their exit
  - Delta/Northwest – rationalize hubs
    - Memphis & Cincinnati – 40% & 60% less seats than in 2007
  - American/US Airways – hubs in Dallas, Phoenix and Los Angeles
- Bankruptcy
  - Direct Air
    - Responded with growth into Punta Gorda, FL

allegiant™ Travel is our deal.

Excellent cost structure


Operating cost ex fuel/ASM (CASM ex) vs stage length
Total cost ex fuel per ASM (cents)
8
7.5
7
6.5
6
5.5
5
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)
8.0 LUV
7.5 ALK(1)
7.1 JBLU
6.0 SAVE
5.3 ALGT


Operating cost/ASM (CASM) vs stage length
Total cost per ASM (cents)
13
12.5
12
11.5
11
10.5
10
9.5
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)
12.7 LUV
11.9 ALK(1)
11.6 JBLU
10.3 ALGT
10.1 SAVE

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit
Time period – LTM 1Q13, ASM – available seat miles,

allegiant™ Travel is our deal.

Aircraft fuel

- Converted MD-80s to 166 seats
  - Improves ASMs per gallon
- Growing with Airbus aircraft
  - Airbus is at least 15% more fuel efficient (1) than MD-80


ASMs per gallon
70.00
65.00
60.00
55.00
50.00
58.3
58.9
59.1
63.0
61.4
67.3
2009
2010
2011
2012
1Q12
1Q13


Operating margin
25%
20%
15%
10%
5%
0%
21.9%
15.8%
11.0%
14.6%
15.3%
19.2%
2009
2010
2011
2012
1Q12
1Q13
Avg fuel price
$1.76
$2.30
$3.07
$3.18
$3.28
$3.37

1 - Fuel efficiency measured in block hours per gallon
Fuel price is system fuel price

allegiant Travel is our deal.

Staying profitable in small cities

Leisure = seasonality

Avg. block hours/AC/day


System block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2011
2012
2013E

	2011	2012	2013E
Avg Sched AC [2]	50	58	68

Small cities = low frequency[1]

Weekly market frequency


% of total departures
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Peak
Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

1 - Peak = sample peak travel time from week of June 11 – Aug 5, 2012, sample off peak = Aug 13 – Sept 16, 2012
2 – Scheduled aircraft does not include the MD-80s dedicated to charter service, refers to end of period

allegiant™ Travel is our deal.

Matching capacity to demand

- Peak day revenue premium
- Not scheduled for business travel
  - Less of a threat to competition
  - Little competitive response
- Low cost assets = flexibility
  - Maintain flexibility with Airbus



Flights per day from Las Vegas
% of weekly total
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
25%
14%
20%
15%
2%
15%
5%
15%
22%
15%
22%
15%
4%
12%
Sunday
Monday
Tuesday
Wednesday
Thursday
Friday
Saturday
ALGT
LUV

Flights per day from Las Vegas – based on published schedules from Nov 2011 – Oct 2013

allegiant™ Travel is our deal.

Low cost aircraft

	MD-80	757	A319	A320
Depreciation/amortization or rent (1)	$65	$100	$75 - $150	
Seats	166	223	156	177
Gallons per block hour - 2012	950	1,100	725 – 780(2)	
Block hours per departure – 2012	2.4	3.6		
% of 2012 scheduled departures	97%	3%		
% of total aircraft – EOY 2014 (2)	73%	9%	5%	13%
% of scheduled ASMs - EOY 2014 (2)			18% to 20%	
% of total aircraft – EOY 2015 (2)	67%	8%	13%	12%
% of scheduled ASMs – EOY 2015 (2)			26% to 28%	

(1) - Either depreciation or AC rent per aircraft per month in thousands USD. A319 and A320 monthly rates are blended together
(2) - estimated
Aircraft EOY 2014 & 2015 are aircraft currently under contract
Airbus % of scheduled ASMs is projected and subject to revision

allegiant™ Travel is our deal.

Ancillary air related fees

- Carry on bag fee – introduced April 2012
  - 1Q13 total bag fees per passenger +93% YoY
- Manage existing fees
  - 1Q13 seat fee per passenger +24% YoY
- New products – loyalty program, co-branded credit card
  - Expected 2nd half of 2013



Avg fare – ancillary air related
$ per passenger
$55
$50
$45
$40
$35
$30
$25
$20
$29.07
$30.24
$31.17
$35.72
$32.39
$41.64
2009
2010
2011
2012
1Q12
1Q13

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 21% of LTM 1Q13 pre-tax income
- Wholesale price for hotel & car, we manage margin, no inventory risk



Ancillary revenue – 3rd party
USD mm
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$89.3
$24.4
$106.4
$29.9
$119.0
$36.1
$120.5
$37.7
2010
2011
2012
LTM 1Q13
Gross revenue
Net revenue



Third party net revenue per passenger
$ per passenger
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$4.01
$4.34
$5.18
$5.48
$5.36
$5.81
2009
2010
2011
2012
1Q12
1Q13

allegiant
Travel is our deal.

Our website is our only store


allegiant Travel is our deal.
Travel Advisory!
Welcome! | Sign In | Need Help?
Book Vacation Hotels Cars Activities Destinations
Travel Tools Flight Status Check-In My Allegiant®
Flight + Hotel
From: Select a departure city
To: Select a destination city
Round Trip
Departure Date
Return Date
Adults (15+) Children (0-14) Rooms
Search
Save a bundle when you bundle.
Air + Hotel = BIG Savings!
Say GOODBYE to winter and HELLO to hot travel deals!
Low, low prices on flights & hotels are just a click away. Find your best deal NOW!
Optional Services & Fees Changed Bag Fees & Policy
We pledge the best travel deals.
Travel is our deal.®
We are committed to saving you money on more than just airfare.
Top Hotel Deals
Las Vegas
Honolulu
Orlando / Sanford
Tampa / St. Petersburg
Oakland / San Francisco
Los Angeles
Phoenix / Mesa
Hard Rock Hotel & Casino Las Vegas
Wynn Las Vegas
Flamingo
MGM Grand
Travel Tools
Where Do We Fly? Chances are Allegiant flies to a city near you.
my allegiant
Manage Your Itinerary You can now make changes to your itinerary online! Start here to log in to your account.
Allegiant Travel Deals
Sign up Now to Receive Our Latest Deals!
Enter your email address...
Go
TRAVEL WITH US
Book Vacation
Hotel Partners
Activities
Charters
Travel Vouchers
Home
COMPANY
About Allegiant
Newsroom
Careers
Investors
Contract of Carriage
Privacy Policy
TRAVEL TOOLS
Online Check-In
My Allegiant®
Route Map
Flight Status
Flight Status Alerts
HELP
Contact Us
FAQ
Sitemap
Travel Agents
Optional Services & Fees
FOLLOW US
© 2013 Allegiant Travel Company®. All rights reserved.

- 29mm unique visitors in 2012
- Low acquisition costs
- Low transaction costs
  - High debit card usage
  - Debit discount
- 94% of 1Q13 sales were through the site

Best pre-tax margins



ALGT
SAVE
LUV
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
14%
0%
11%
11%
4%
3%
22%
12%
2%
16%
3%
6%
10%
11%
2%
14%
13%
4%
15%
13%
4%
2007
2008
2009
2010
2011
2012
LTM 1Q13
"Normal"
Runaway Oil
Recession
Recovery
Runaway Oil
Slow growth High energy

LUV = Southwest Airlines; SAVE = Spirit Airlines

Appendix

GAAP reconciliation

EBITDA calculations

$mm	LTM 1Q13	2012	2011	2010	2009	2008
Net Income	88.8	78.6	49.4	65.7	76.3	35.4
+Provision for Income Taxes	52.1	46.2	30.1	37.6	44.2	19.8
+Other Expenses	7.9	7.8	5.9	1.3	1.6	.7
+Depreciation and Amortization	62.4	57.5	42.0	35.0	29.6	23.5
=EBITDA	**211.2**	**190.1**	**127.4**	**139.6**	**151.8**	**79.4**
Total debt	148.0	150.9	146.0	28.1	45.8	64.7
+7 x annual rent	2.1	0	7.7	12.0	13.5	19.7
Adjusted total debt	150.1	150.9	153.7	40.1	59.3	84.4
=Adjusted Debt to EBITDA	**0.7x**	**0.8x**	**1.2x**	**0.3x**	**0.4x**	**1.1x**
Average aircraft in period	61.8	60	52.3	47	43	36
=EBITDA per aircraft	**3.4**	**3.2**	**2.4**	**2.9**	**3.6**	**2.2**
Interest expense	8.9	8.7	7.2	2.5	4.1	5.4
= Interest coverage	**23.7x**	**21.9x**	**17.7x**	**55.4x**	**37.2x**	**14.7x**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM 1Q13		2012	2011	2010	2009
Net Income ($mm)	88.8		78.6	49.4	65.7	76.3
	Mar 2013	**Mar 2012**	**Dec 2012**	**Dec 2011**	**Dec 2010**	**Dec 2009**
Total shareholders equity ($mm)	410.9	374.7	400.5	351.5	297.7	292.0
Return on equity	**23%**		**21%**	**15%**	**22%**	

ROE = Net income / Avg shareholders equity

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 1Q13	2012	2011	2010
+ Net income	88.8	78.6	49.4	65.7
+ Income tax	52.1	46.2	30.1	37.6
+ Interest expense	8.9	8.7	7.2	2.5
- Interest income	1.0	1.0	1.2	1.2
EBIT	148.8	132.5	85.5	104.6
+ Interest income	1.0	1.0	1.2	1.2
Tax rate	37.0%	37.1%	37.9%	36.4%
Numerator	**94.4**	**84.0**	**53.9**	**67.3**
Total assets prior year	793.2	706.7	501.3	499.6
- Current liabilities prior year	243.8	177.6	166.6	158.6
+ ST debt of prior year	8.1	8.0	16.5	23.3
Denominator	**557.5**	**537.1**	**351.2**	**364.3**
= Return on capital employed	**16.9%**	**15.6%**	**15.3%**	**18.5%**

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	LTM 1Q13	2012	2011	2010
Cash from operations	201.7	176.8	129.9	98.0
- CAPEX	86.6	105.1	88.0	98.5
= Free cash flow	**115.1**	**71.7**	**41.9**	**(0.5)**

allegiant™ Travel is our deal.

GAAP reconciliation

Net debt

$mm	Mar 2013	Dec 2012	Dec 2011	Dec 2010
Current maturities of long term debt	11.9	11.6	7.9	16.5
Long term debt, net of current maturities	136.1	139.2	138.2	11.6
Total debt	148.0	150.8	146.1	28.1
Cash and cash equivalents	116.6	89.6	150.7	113.3
Short term investments	284.7	239.1	154.8	35.7
Long term investments	30.5	24.0	14.0	1.3
Total cash	431.8	352.7	319.5	150.3
= Net debt	**($283.8)**	**($201.9)**	**($173.4)**	**($122.2)**

allegiant™ Travel is our deal.

Low cost drivers

LTM 1Q13 cost per passenger



Ex fuel cost = $58
Fuel cost = $54
Total Allegiant = $112
Ex fuel cost = $66
Fuel cost = $45
Total Spirit = $111
Ex fuel cost = $94
Fuel cost = $55
Total Southwest = $149
Ex fuel cost = $97
Fuel cost = $63
Total JetBlue = $160
Other
Aircraft
$19
$20
$39
$24
$21
$45
$28
$44
$72
$36
$36
$72
$10
$9
$54
$73
$5
$16
$45
$66
$11
$11
$55
$77
$12
$13
$63
$88
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers

allegiant™ Travel is our deal.

Revenue momentum


Average fare - total
$150
$145
$140
$135
$130
$125
$120
$115
$110
$105
$111
$126
$130
$133
$145
2010
2011
2012
1Q12
1Q13


Average fare - ancillary third party products
$6.00
$5.50
$5.00
$4.50
$4.00
$4.34
$5.18
$5.48
$5.36
$5.81
2010
2011
2012
1Q12
1Q13


Average fare - scheduled service
$100
$95
$90
$85
$80
$75
$70
$76
$89
$89
$95
$98
2010
2011
2012
1Q12
1Q13

All revenue is revenue per scheduled passenger


Average fare - ancillary air-related charges
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$30.24
$31.17
$35.72
$32.39
$41.64
2010
2011
2012
1Q12
1Q13

allegiant™ Travel is our deal.

Better equipped to handle higher fuel

	2008	2012	% change
System ASMs (billions)	4.4	7.5	71%
Average # of aircraft	36	60	67%
Avg fare – scheduled service	$84.97	$88.90	5%
Avg ancillary - total	$29.43	$41.20	40%
Avg fare - total	$114.40	$130.10	14%
Pre-tax margin	11.0%	13.7%	



$mm
215
195
175
155
135
115
95
75
55
35
15
$79
$190
$55
$125
EBITDA
Pre-tax income



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.73
$4.06
$3.22
$3.37
EPS
Avg scheduled service fuel price/gal
2008
2012

EBITDA – see GAAP reconciliation in appendix

allegiant Travel is our deal.

Strong cash generation


Free cash flow
$ mm
$125
$100
$75
$50
$25
$0
-$25
$0
$42
$72
$115
2010
2011
2012
LTM 1Q13


Net debt
$ mm
$0
-$75
-$150
-$225
-$300
2010
2011
2012
LTM 1Q13
($122)
($173)
($202)
($284)


EBITDA
$ mm
$225
$200
$175
$150
$125
$100
$140
$127
$190
$211
2010
2011
2012
LTM 1Q13


EBITDA per AC
$ mm
$4.0
$3.5
$3.0
$2.5
$2.0
$2.9
$2.4
$3.2
$3.4
2010
2011
2012
LTM 1Q13

See reconciliation tables

allegiant
Travel is our deal.

Credit metrics

Return on capital employed


20%
10%
0%
15.3%
15.6%
16.9%
3.3%
2011
2012
LTM 1Q13
LUV LTM 1Q13

Return on equity


30%
20%
10%
0%
15.0%
21.0%
23.0%
5.4%
2011
2012
LTM 1Q13
LUV LTM 1Q13

Interest coverage


25
20
15
10
5
0
17.7 x
21.9 x
23.7 x
11.5 x
2011
2012
LTM 1Q13
LUV LTM 1Q13

Debt / EBITDA


4
3
2
1
0
1.2 x
0.8 x
0.7 x
3.5 x
2011
2012
LTM 1Q13
LUV LTM 1Q13

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

Existing guidance

- 2Q13 PRASM (9) to (7)%
- 2Q13 TRASM (3.5) to (1.5)%
- 2Q13 CASM ex fuel 5 to 7%
- FY13 CASM ex fuel 1 to 5%
- 2Q13 Fixed fee + other revenue $2mm to $4mm
- FY13 CAPEX $160mm to $170mm

	2nd Quarter 2013	3rd Quarter 2013	Full year 2013
System departures	(7) to (3)%	(12) to (8)%	
System ASMs	14 to 18%	0 to 4%	6 to 10%
Scheduled departures	0 to 4%	(5) to (1)%	
Scheduled ASMs	19 to 23%	5 to 9%	10 to 14%

Guidance subject to change

allegiant™ Travel is our deal.